                                                                Sub-Item 77Q1(e)

                                 AMENDMENT NO. 1
                                       TO
                     MASTER INTERGROUP SUB-ADVISORY CONTRACT

      This Amendment dated as of January 23, 2012, amends the Master Intergroup Sub-Advisory Contract (the "Contract"), dated June 1, 2010 by and among Invesco Advisers, Inc. (the "Adviser"), on behalf of Invesco Van Kampen Trust for Insured Municipals, and each of Invesco Canada Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

      WHEREAS, the parties agree to amend the Agreement to change the name of Invesco Van Kampen Trust for Insured Municipals to Invesco Van Kampen Trust for Value Municipals;

      IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                         INVESCO ADVISERS, INC.

                                         Adviser

                                         BY: /s/ TODD L. SPILLANE
                                             ----------------------------------
                                         NAME: Todd L. Spillane
                                         TITLE: Senior Vice President

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                                                                Sub-Item 77Q1(e)

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
INVESCO ASSET MANAGEMENT DEUTSCHLAND GMBH            INVESCO ASSET MANAGEMENT LIMITED

Sub-Adviser                                          Sub-Adviser

By:                                                  By:
    -----------------------------------------------      -------------------------------------------

Name:                                                Name:
      ---------------------------------------------        -----------------------------------------

Title:                                               Title:
       --------------------------------------------         ----------------------------------------

INVESCO ASSET MANAGEMENT (JAPAN) LIMITED             INVESCO AUSTRALIA LIMITED

Sub-Adviser                                          Sub-Adviser

By:                                                  By:
    -----------------------------------------------      -------------------------------------------

Name:                                                Name:
      ---------------------------------------------        -----------------------------------------

Title:                                               Title:
       --------------------------------------------         ----------------------------------------

INVESCO HONG KONG LIMITED                            INVESCO SENIOR SECURED MANAGEMENT, INC.

Sub-Adviser                                          Sub-Adviser

By:                                                  By:
    -----------------------------------------------      -------------------------------------------

Name:                                                Name:
      ---------------------------------------------        -----------------------------------------

Title:                                               Title:
       --------------------------------------------         ----------------------------------------

INVESCO CANADA LTD.

Sub-Adviser

By:
    -----------------------------------------------

Name:
      ---------------------------------------------

Title:
       --------------------------------------------
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                                                                Sub-Item 77Q1(e)

                                    EXHIBIT A

                            ADDRESSES OF SUB-ADVISERS

Invesco Asset Management Deutschland GmbH
An der Welle 5, 1st Floor
Frankfurt, Germany 60322

Invesco Asset Management Limited
30 Finsbury Square
London, United Kingdom
EC2A 1AG
ENGLAND

Invesco Asset Management (Japan) Limited
25th Floor, Shiroyama Trust Tower
3-1, Toranoman 4-chome, Minato-Ku
Tokyo, Japan 105-6025

Invesco Australia Limited
333 Collins Street, Level 26
Melbourne Victoria 3000, Australia

Invesco Hong Kong Limited
32nd Floor
Three Pacific Place
1 Queen's Road East
Hong Kong

Invesco Senior Secured Management, Inc.
1166 Avenue of the Americas, 27th Floor
New York, NY 10036
USA

Invesco Canada Ltd.
5140 Yonge Street
Suite 900
Toronto, ON, M2N 6X7